Subsequent Event (Notes)	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events [Text Block]
NOTE 20 SUBSEQUENT EVENT

On January 22, 2017, International Paper Company experienced significant structural damage to the largest pulp digester as well as the power house at its Pensacola pulp and paper mill in Cantonment, Florida. We estimate that repairing the damaged digester may take approximately three months. While we have property damage and business interruption insurance for these types of events, we expect the costs associated with this event to be in excess of deductibles. The timing of these costs and potential insurance recoveries is unknown.